AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 23, 2001

                                                    REGISTRATION NO. 333-_______
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM F-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                                WORLD GAMING PLC
             (Exact name of registrant as specified in its charter)


       ENGLAND AND WALES                        7374                         NONE
(STATE OR OTHER JURISDICTION OF    (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)     CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)


                             THE CIBC BANKING CENTRE
                                 OLD PARHAM ROAD
                                  P.O. BOX 3265
                        ST. JOHN'S, ANTIGUA, WEST INDIES
                                 (268) 480-1650
               (Address, including zip code and telephone number,
                 including area code, of Registrant's principal
                               executive offices)

                            ------------------------
                                   FRED HAZELL
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                WORLD GAMING PLC
                             THE CIBC BANKING CENTRE
                                 OLD PARHAM ROAD
                                  P.O. BOX 3265
                        ST. JOHN'S, ANTIGUA, WEST INDIES
                                 (268) 480-1650
 (Name, address, including zip code and telephone number, including area code, of agent for service)

                                   Copies to:

        Susan Elizabeth Breen               Jeffrey R. Houle, Esq.
        Jonathan Richard Lovitt             Fiorello J.P. Vicencio, Jr., Esq.
        Altheimer & Gray                    Greenberg Traurig, LLP
        7 Bishopsgate                       1750 Tysons Boulevard
        London  EC2N 3AR                    Suite 1200
        England                             McLean, Virginia 22102
        (011-44) 207-786-5700               (703) 749-1300

                            ------------------------

 APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ Registration No. 333-48280.

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

                            ------------------------

                         CALCULATION OF REGISTRATION FEE

 Title Of Each Class of                                                         Proposed Maximum          Amount of
    Securities to be               Amount to be          Proposed Maximum       Offering Price (1)   Registration Fee (2)
       Registered                   Registered          Offering Price Per
                                                             Share (1)
Ordinary Shares,
nominal value (pound) 0.002
per share................          2,000,000 (3)              $ 0.87               $1,740,000              $435

(1) Estimated solely for purposes of calculating the registration fee.
(2) The $435 registration fee is paid herewith. $11,687 was previously paid pursuant to the registration of 32,193,181 shares on Form F-4, SEC File No. 333-48280.
(3) 2,000,000 shares registered pursuant to Rule 462(b).

THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE COMMISSION PURSUANT TO RULE 462(b).

--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

This Registration Statement is being filed pursuant to Rule 462(b) to register an additional 2,000,000 shares of World Gaming plc ordinary shares issuable in the reorganization of Starnet Communications International Inc., as set forth in the registrant's prior Registration Statement on Form F-4, SEC File No. 333-48280.

In accordance with Rule 462(b), the registrant hereby incorporates by reference the contents of the registrant's Registration Statement on Form F-4, SEC File No. 333-48280, as amended, including all exhibits thereto, except as otherwise filed herewith.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENTS.

         In addition to the exhibits and financial statement schedules incorporated herein by reference, the following exhibits are filed herewith:

         (a)      List of Exhibits:

EXHIBIT NO.                                                  EXHIBIT
-----------       ---------------------------------------------------------------------------------
5.0               Opinion of Altheimer & Gray regarding legality of the securities being registered
23.1              Consent of Altheimer & Gray (contained in the opinion included as Exhibit 5.0)
23.4              Consent of HJ & Associates

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, World Gaming plc certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-4 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in St. John's, Antigua on the 23rd day of May, 2001.

                                          World Gaming plc


                                          /s/
                                          --------------------------------------
                                          Michael Aymong, President and CEO

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.


Date:  MAY 23, 2001                        /s/
       -----------------------------       -------------------------------------
                                           Michael Aymong, President and CEO
                                           (principal executive officer)

Date: MAY 23, 2001                         /s/
      ------------------------------       -------------------------------------
                                           Christopher Thompson, Vice President,
                                           Finance (principal financial and
                                           accounting officer)

Date: MAY 23, 2001                         /s/
      ------------------------------       -------------------------------------
                                           Wolf Bergelt, Director

Date: MAY 23, 2001                         /s/
      ------------------------------       -------------------------------------
                                           Jason Bolduc, Director

Date: MAY 23, 2001                         /s/
      ------------------------------       -------------------------------------
                                           Brownell Combs II, Director

Date: MAY 23, 2001                         /s/
      ------------------------------       -------------------------------------
                                           Nicholas Jackson, Director

Date: MAY 23, 2001                         /s/
      ------------------------------       -------------------------------------
                                           Clare Roberts, Director

Date: MAY 23, 2001                         /s/
      ------------------------------       -------------------------------------
                                           Matthew Stasior, Director